UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2009

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-9165	38-1239739
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan		49002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

            Stryker Corporation (NYSE:SYK) received a warning letter dated May 5, 2009 from the U.S. Food and Drug Administration (FDA) related to compliance issues for one of its craniomaxillofacial (CMF) implant products that was previously sold through its CMF distribution facility in Portage, Michigan.   The Company is in the process of responding to the FDA regarding this matter.

            On May 7, 2009, the Company received a subpoena from the Attorney General of New Jersey requesting various documents related to the financial interests and arrangements of physicians participating in certain clinical trials for or on behalf of the Company. The Company is evaluating the scope of the subpoena and its response.  The Attorney General of New Jersey reportedly issued similar subpoenas to other major medical device manufacturing companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION

(Registrant)

May 11, 2009                                                              /s/ CURT R. HARTMAN

Date                                                                             Curt R. Hartman

Vice President and Chief Financial Officer